Exhibit 10.7

Dated ((} F6i>.at2014 40 PHARMA PLC ALEXANDER JAMES STEVENSON Service Agreement Schofield Sweeney LLP Springfield House 76 Wellington Street Leeds LS1 2AY Tel: 0113 220 6270 (Ref: LSD/3368.43)

Contents ClausePage lnterpretation1 Term of Appointment2 Employee Warranties2 Duties3 Place of Work4 Hours of Work4 Salary4 Expenses5 Bonus5 Directors' and Officers' Insurance5 Holidays5 lncapacity6 Confidential Information7 Intellectual Property7 Ceasing to be a Director8 Payment in Lieu of Notice8 Termination Without Notice8 Garden Leave9 Obligations Upon Termination9 Post-termination Restrictions10 Disciplinary and Grievance Procedures11 Data Protection12 Collective Agreements12 Notice13 Entire Agreement13 Variation14 Counterparts14 Third Party Rights14 Governing Law14

This Agreement is dated 2014 Parties 4d pharma pie incorporated and registered in England and Wales with company number 8840579 whose registered office is at 74 Gartside Street, Manchester M3 3EL (the Company) Alexander James Stevenson of 2 Oaklands Avenue, Adel, Leeds LS16 (the Employee). Operative Provisions Interpretation The definitions and rules of interpretation in this clause 1 apply in this Agreement. Admission the admission of the issued and to be issued share capital of the Company to trading on AIM, the market operated by the London Stock Exchange pie, becoming effective in accordance with the AIM Rules for Companies (published by the London Stock Exchange pie and as amended form time to time); Appointment means the employment of the Employee by the Company on the terms of this Agreement. Board means the board of directors of the Company (including any committee of the board duly appointed by it). Capacity means as agent, consultant, director, employee, owner, partner, shareholder or in any other capacity. Confidential Information means information {whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company for the time being confidential to the Company and trade secrets including, without limitation, technical data and know-how relating to the business of the Company or any of its business contacts. Garden Leave means any period during which the Company has exercised its rights under clause 18. Incapacity means any sickness, injury or other medical disorder or condition which prevents the Employee from carrying out his duties. Intellectual Property Rights means patents, rights to Inventions, copyright and related rights, trade marks, trade names and domain names, rights in get-up, rights in goodwill or to sue for passing off, unfair competition rights, rights in designs, rights in computer software, database rights, topography rights, rights in confidential information (including know-how and trade secrets) and any other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for, and renewals or extensions of, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world. Invention means any invention, idea, discovery, development, improvement or innovation, whether or not patentable or capable of registration, and whether or not recorded in any medium. Restricted Business means those parts of the business of the Company with which the Employee was involved to a material extent in the 12 months before Termination. Restricted Person means anyone employed by the Company and who could materially damage the interests of the Company if they were involved in any Capacity in any business concern which competes with any Restricted Business, and with whom the Employee dealt with in the 12 months before Termination in the course of his employment. Staff Handbook means the staff handbook of the Company as amended from time to time. Termination means the termination of the employment of the Employee with the Company however caused. The headings in this Agreement are inserted for convenience only and shall not affect its construction. A reference to a particular law is a reference to it as it is in force for the time being taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it. Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders; words in the singular include the plural and in the plural include the singular. Term of Appointment Subject to Admission, the Appointment shall be deemed to have commenced on the date of this Agreement and shall continue, subject to the remaining terms of this Agreement, for a fixed period of 12 months and thereafter until terminated by either party giving the other not less than 12 calendar months' prior notice in writing, such notice not to be given until expiry of that fixed period. The Company shall employ the Employee and the Employee shall serve the Company on the terms of this Agreement as an Employee Shareholder in accordance with section 205A of the Employment Rights Act 1996. No employment with a previous employer will count towards the period of continuous employment that the Employee has with the Company. Employee Warranties The Employee represents and warrants to the Company that, by entering into this Agreement or performing any of his obligations under it, he will not be in breach of any court order or any express or implied terms of any contract or other obligation binding on him. The Employee warrants that he is entitled to work in the United Kingdom without any additional approvals and will notify the Company immediately if he ceases to be so entitled during the Appointment. The Employee warrants that he is not subject to any restrictions which prevent him from holding office as a director. Duties Subject to Admission, the Employee shall serve the Company as chief scientific officer. During the Appointment the Employee shall: act as a director of the Company and carry out duties on behalf of the Company; comply with the articles of association (as amended from time to time) of the Company; abide by any statutory, fiduciary or common-law duties to the Company; not do anything that would cause him to be disqualified from acting as a director; comply with all requirements or regulations of all regulatory authorities relevant to the Company and any code of practice issued by the Company (as amended from time to time) relating to dealing in the securities of the Company; comply with the requirements under both legislation and regulation as to the disclosure of inside information; comply with the anti-corruption and bribery policy and related procedures of the Company; unless prevented by Incapacity, devote the whole of his time, attention and abilities during his normal working hours to the business of the Company; faithfully and diligently exercise such powers and perform such duties as may from time to time be reasonably assigned to him by the Company; comply with all reasonable and lawful directions given to him by the Company; promptly make such reports to the chairman in connection with the affairs of the Company on such matters and at such times as are reasonably required; and

report his own wrongdoing and any wrongdoing or proposed wrongdoing of any other employee or director of the Company to the chairman immediately on becoming aware of it. The Employee shall comply with any rules, policies and procedures set out in the Staff Handbook a copy of which will be provided to the Employee. The Staff Handbook does not form part of this Agreement and the Company may amend it at any time. To the extent that there is any conflict between the terms of this Agreement and the Staff Handbook, this Agreement shall prevail. All documents, manuals, hardware and software provided for the use of the Employee by the Company, and any data or documents (including copies) produced, maintained or stored on the computer systems of the Company or other electronic equipment (including mobile phones), remain the property of the Company. The Employee shall disclose to the Board all business interests other than those of the Company and shall not, without the prior written approval of the Board, be directly or indirectly involved in any Capacity with any business concern which is similar to or competitive with any business for the time being carried on by the Company or where such involvement might give rise to a potential or actual conflict of interest or conflict with any of his other obligations under this Agreement. Place of Work The normal place of work of the Employee is the Company's registered office or such other place within a reasonable area which the Company may reasonably require for the proper performance and exercise of his duties. The Employee agrees to travel on any business of the Company (both within the United Kingdom or abroad) as may be required for the proper performance of his duties under the Appointment. During the Appointment the Employee shall not be required to work outside the United Kingdom for any continuous period of more than one month. 6Hours of Work The normal working hours of the Employee shall be 9.00 am to 5.00 pm on Mondays to Fridays and such hours as are necessary for the proper performance of his duties; the Employee acknowledges that he shall not receive further remuneration in respect of such additional hours. Salary The Employee shall be paid an initial salary of £100,000 per annum {inclusive of any fees due to the Employee by the Company as an officer of the Company).

The salary paid to the Employee shall accrue from day to day and be payable monthly in arrears on or about the final working day of each month directly into his bank or building society. The salary paid to the Employee shall be reviewed annually by the Company, acting by its remuneration committee, the first such review to take place in February 2015. The Company is under no obligation to award an increase following a salary review. There will be no review of the salary after notice has been given by either party to terminate the Appointment. The Company may deduct from the salary, or any other sums owed to the Employee, any money owed to the Company by the Employee. Expenses The Company shall reimburse (or procure the reimbursement of) all reasonable expenses wholly, properly and necessarily incurred by the Employee in the course of the Appointment, subject to production of VAT receipts or other appropriate evidence of payment. The Employee shall abide by the policies of the Company on expenses as communicated to him from time to time. Bonus The Company may in its absolute discretion pay the Employee a bonus of such amount, at such intervals and subject to such conditions as the Company, acting by its remuneration committee, may in its absolute discretion determine from time to time. Any bonus payment to the Employee shall be purely discretionary and shall not form part of the contractual remuneration of the Employee under this Agreement. If the Company makes a bonus payment to the Employee, it shall not be obliged to make subsequent bonus payments. Any bonus payment shall not be pensionable. Directors' and Officers' Insurance During the Appointment and for six years following Termination the Employee shall be entitled to be covered by a policy of directors' and officers' liability insurance on terms no less favourable than those in place from time to time for other members of the Board. A copy of the policy is available from the Board. Holidays The Employee shall be entitled to 30 days' paid holiday in each holiday year which shall include the usual public holidays in England and Wales or days in lieu where the Company requires the Employee to work on a public holiday. The holiday year of the Company runs between January and February. If the Appointment commences or terminates part way through a holiday year, the entitlement of the Employee during that holiday year shall be calculated on a pro-rata basis rounded up to the nearest whole day. The Employee shall not without the consent of the Board carry forward more than five days accrued but untaken holiday entitlement to a subsequent holiday year unless the Employee has been unavoidably prevented from taking such holiday during the relevant leave year because of sickness absence or statutory maternity, paternity or adoption leave. The Employee shall have no entitlement to any payment in lieu of accrued but untaken holiday except on termination of the Appointment. The amount of such payment in lieu shall be 1/260th of the salary of the Employee for each untaken day of the entitlement under clause 11.1 for the holiday year in which termination takes place and any untaken days carried forward from the preceding holiday year. If on termination of the Appointment the Employee has taken in excess of his accrued holiday entitlement, the Company shall be entitled to recover from the Employee by way of deduction from any payments due to the Employee or otherwise one day's pay calculated at 1/260th of the salary for each excess day. If either party has served notice to terminate the Appointment, the Company may require the Employee to take any accrued but unused holiday entitlement during the notice period. Any accrued but unused holiday entitlement shall be deemed to be taken during any period of Garden Leave under clause 18. Incapacity Subject to the compliance of the Employee with this Agreement and the sickness absence procedures of the Company (as amended from time to time), the Employee shall continue to receive his full salary and contractual benefits during any period of absence due to Incapacity for up to an aggregate of 26 weeks in any 52 week period. Such payment shall be inclusive of any statutory sick pay due in accordance with applicable legislation. The Employee agrees to consent to medical examinations (at the expense of the Company) by a doctor nominated by the Company should the Company so require. The Employee agrees that any report produced in connection with any such examination may be disclosed to the Company and the Company may discuss the contents of the report with the relevant doctor. If the Incapacity is or appears to be occasioned by actionable negligence, nuisance or breach of any statutory duty on the part of a third party in respect of which damages are or may be recoverable, the Employee shall immediately notify the Board of that fact and of any claim, compromise, settlement or judgment made or awarded in connection with it and all relevant particulars that the Board may reasonably require. The Employee shall if required by the Company, refund to the Company that part of any damages or compensation recovered by him relating to the loss of earnings for the period of the Incapacity as the Board may reasonably determine less any costs borne by him in connection with the recovery of such damages or compensation, provided that the amount to be refunded shall not exceed the total amount paid to the Employee by the Company in respect of the period of Incapacity. Confidential Information The Employee acknowledges that in the course of the Appointment he will have access to Confidential Information. The Employee has therefore agreed to accept the restrictions in this clause 13. The Employee shall not (except in the proper course of his duties), either during the Appointment or at any time after its termination {however arising), use or disclose to any person, company or other organisation whatsoever any Confidential Information. This shall not apply to: any use or disclosure authorised by the Board or required by law or by the requirements or regulations of any applicable regulatory authority; or any information which is already in, or comes into, the public domain other than through the unauthorised disclosure of the Employee; or any protected disclosure within the meaning of section 43A of the Employment Rights Act 1996. Intellectual Property The Employee shall give the Company full written details of all Inventions and of all works embodying Intellectual Property Rights made wholly or partially by him at any time during the course of the Appointment which relate to, or are capable of being used in, the business of the Company. The Employee acknowledges that all Intellectual Property Rights subsisting (or which may in the future subsist) in all such Inventions and works shall automatically, on creation, vest in the Company absolutely. To the extent that they do not vest automatically, the Employee holds them on trust for the Company. The Employee agrees promptly to execute all documents and do all acts as may, in the opinion of the Company, be necessary to give effect to this clause 14.1. The Employee irrevocably waives all moral rights under the Copyright, Designs and Patents Act 1988 (and all similar rights in other jurisdictions) which he has or will have in any existing or future works referred to in clause 14.1. The Employee irrevocably appoints the Company to be his attorney to execute and do any such instrument or thing and generally to use his name for the purpose of giving the Company or its nominee the benefit of this clause 14. The Employee acknowledges in favour of a third party that a certificate in writing signed by any Director or the Secretary of the Company that any instrument or act falls within the authority conferred by this clause 14 shall be conclusive evidence that such is the case.

Ceasing to be a Director Except with the prior approval of the Board, or as provided in the articles of association of the Company, the Employee shall not resign as a director of the Company. If during the Appointment the Employee ceases to be a director of the Company (otherwise than by reason of his death, resignation or disqualification pursuant to the articles of association of the Company, as amended from time to time, or by statute or court order) the Appointment shall continue with the Employee as an employee only and the terms of this Agreement (other than those relating to the holding of the office of director) shall continue in full force and effect. The Employee shall have no claims in respect of such cessation of office. Payment in Lieu of Notice Notwithstanding clause 2, the Company may, in its sole and absolute discretion, terminate the Appointment at any time and with immediate effect by notifying the Employee that the Company is exercising its right under this clause 16 and that it will make within 28 days a payment in lieu of notice (Payment in lieu) to the Employee. This Payment in lieu will be equal to the basic salary (as at the date of termination) which the Employee would have been entitled to receive under this Agreement during the notice period referred to at clause 2 (or, if notice has already been given, during the remainder of the notice period) less income tax and National Insurance contributions. Notwithstanding clause 16.1 the Employee shall not be entitled to any Payment in lieu if the Company would otherwise have been entitled to terminate the Appointment without notice in accordance with clause 17. Termination Without Notice The Company may also terminate the Appointment with immediate effect without notice and with no liability to make any further payment to the Employee (other than in respect of amounts accrued due at the date of Termination) if the Employee: is disqualified from acting as a director; or is guilty of any gross misconduct affecting the business of the Company; or commits any serious or repeated breach or non-observance of any of the provisions of this Agreement; or is declared bankrupt or makes any arrangement with or for the benefit of his creditors or has a county court administration order made against him under the County Court Act 1984; or is convicted of any criminal offence (other than an offence under any road traffic legislation in the United Kingdom or elsewhere for which a fine or non custodial penalty is imposed) or any offence under any regulation or legislation relating to insider dealing; or

17.1.6 17.1.7 becomes of unsound mind (which includes lacking capacity under the Mental Capacity Act 2005), or a patient under any statute relating to mental health; or is guilty of any fraud or dishonesty or acts in any manner which in the opinion of the Company brings or is likely to bring the Employee or the Company into disrepute or is materially adverse to the interests of the Company. The rights of the Company under clause 17.1 are without prejudice to any other rights that it might have at law to terminate the Appointment or to accept any breach of this Agreement by the Employee as having brought the agreement to an end. Any delay by the Company in exercising it rights to terminate shall not constitute a waiver thereof. Garden Leave Following service of notice to terminate the Appointment by either party, or if the Employee purports to terminate the Appointment in breach of contract, the Company may by written notice place the Employee on Garden Leave for the whole or part of the remainder of the Appointment. During any period of Garden Leave: the Company shall be under no obligation to provide any work to the Employee and may revoke any powers the Employee holds on behalf of the Company; 18.2.2 18.2.3 18.2.4 18.2.5 18.2.6 the Employee shall continue to receive his basic salary and all contractual benefits in the usual way and subject to the terms of any benefit arrangement; the Employee shall remain an employee of the Company and bound by the terms of this Agreement; the Employee shall ensure that the Board knows where he will be and how he can be contacted (except during any periods taken as holiday in the usual way); the Company may exclude the Employee from any premises of the Company and the Company may require the Employee not to contact or deal with (or attempt to contact or deal with) any officer, employee, consultant, client, customer, supplier, agent, distributor, shareholder, adviser or other business contact of the Company. Obligations Upon Termination On Termination of the Appointment {however arising) or, if earlier, at the start of a period of Garden Leave following the service of notice or purported Termination of the Appointment by the Employee, the Employee shall:

19.1.1 19.1.2 19.1.3 19.1.4 resign immediately without compensation from any office or trusteeship that he holds in or on behalf of the Company; subject to clause 19.2 if applicable, immediately deliver to the Company all documents, books, materials, records, correspondence, papers and information (on whatever media and wherever located) relating to the business or affairs of the Company or its business contacts, any keys and any other property of the Company, which is in his possession or under his control; irretrievably delete any information relating to the business of the Company stored on any magnetic or optical disk or memory and all matter derived from such sources which is in his possession or under his control outside the premises of the Company; and provide a signed statement that he has complied fully with his obligations under this clause 19.1 together with such reasonable evidence of compliance as the Company may request. Where the Employee has been placed on Garden Leave he shall not be required by clause 19.1 to return until the end of the Garden Leave period any property provided to him as a contractual benefit for use during the Appointment. Post-termination Restrictions In order to protect the Confidential Information, trade secrets and business connections of the Company to which he has access as a result of the Appointment, the Employee covenants with the Company that he shall not: 20.1.1 20.1.2 20.1.3 20.1.4 for 12 months after Termination in the course of any business concern which is in direct competition with any Restricted Business, offer to employ or engage or otherwise endeavour to entice away from the Company any Restricted Person; or for 12 months after Termination in the course of any business concern which is in direct competition with any Restricted Business, employ or engage or otherwise facilitate the employment or engagement of any Restricted Person, whether or not such person would be in breach of contract as a result of such employment or engagement; or for 12 months after Termination, be involved in any Capacity with any business concern which is in direct competition with any Restricted Business; or at any time after Termination, represent himself as connected with the Company in any Capacity, other than as a former employee, or use any registered business names or trading names associated with the Company. None of the restrictions in clause 20.1 shall prevent the Employee from:

20.2.1 20.2.2 20.2.3 holding an investment by way of shares or other securities of not more than 5% of the total issued share capital of any company, whether or not it is listed or dealt in on a recognised stock exchange; or being engaged or concerned in any business concern insofar as the duties of the Employee or work shall relate solely to geographical areas where the business concern is not in direct competition with any Restricted Business; or being engaged or concerned in any business concern, provided that the duties of the Employee or work shall relate solely to services or activities of a kind with which the Employee was not concerned with to a material extent in the 12 months before Termination. The restrictions imposed on the Employee by this clause 20 apply to him acting: 20.3.1 20.3.2 directly or indirectly; and on his own behalf or on behalf of, or in conjunction with, any firm, company or person. The periods for which the restrictions in clause 20.1 apply shall be reduced by any period that the Employee spends on Garden Leave immediately before Termination. Each of the restrictions in this clause 20 is intended to be separate and severable. If any of the restrictions shall be held to be void but would be valid if part of their wording were deleted, such restriction shall apply with such deletion as may be necessary to make it valid or effective. Disciplinary and Grievance Procedures The Employee is subject to the disciplinary and grievance procedures of the Company, copies of which are available from the Board. These procedures do not form part of the contract of employment of the Employee. If the Employee wants to raise a grievance, he may apply in writing to the chairman in accordance with the grievance procedure of the Company. If the Employee wishes to appeal against a disciplinary decision he may apply in writing to the chairman in accordance with the disciplinary procedure of the Company. The Company may suspend the Employee from any or all of his duties for a period of up to 30 days during any period in which the Company is investigating any disciplinary matter involving the Employee or while any disciplinary procedure against the Employee is outstanding. During any period of suspension: the Employee shall continue to receive his basic salary and all contractual benefits in the usual way and subject to the terms of any benefit arrangement;

21.5.2 21.5.3 21.5.4 21.5.5 the Employee shall remain an employee of the Company and bound by the terms of this Agreement; the Employee shall ensure that the Board knows where he will be and how he can be contacted (except during any periods taken as holiday in the usual way); the Company may exclude the Employee from his place of work or any other premises of the Company; and the Company may require the Employee not to contact or deal with (or attempt to contact or deal with) any officer, employee, consultant, client, customer, supplier, agent, distributor, shareholder, adviser or other business contact of the Company. Data Protection The Employee consents to the Company processing data relating to the Employee for legal, personnel, administrative and management purposes and in particular to the processing of any sensitive personal data (as defined in the Data Protection Act 1998) relating to the Employee, including, as appropriate: 22.1.1 22.1.2 22.1.3 information about the physical or mental health or condition of the Employee in order to monitor sick leave and take decisions as to the fitness for work of the Employee; or the racial or ethnic origin of the Employee or religious or similar information in order to monitor compliance with equal opportunities legislation; or information relating to any criminal proceedings in which the Employee has been involved for insurance purposes and in order to comply with legal requirements and obligations to third parties. The Company may make such information available to those who provide products or services to the Company (such as advisers and payroll administrators), regulatory authorities,potential or future employers, governmental or quasi-governmental organisations and potential purchasers of the Company or the business in which the Employee works. The Employee consents to the transfer of such information to the business contacts of the Company outside the European Economic Area in order to further its business interests even where the country or territory in question does not maintain adequate data protection standards. Collective Agreements There is no collective agreement which directly affects the Appointment.

Notice A notice given to a party under this Agreement shall be in writing in the English language and signed by or on behalf of the party giving it. It shall be delivered by hand or sent to the party at the address or fax number given in this Agreement or as otherwise notified in writing to the other party. Any such notice shall be deemed to have been received: if delivered by hand, at the time the notice is left at the address or given to the addressee; or in the case of pre-paid first class UK post or other next working day delivery service, at 9.00 am two business days after posting or at the time recorded by the delivery service; or in the case of pre-paid airmail, 9.00 am five business days after posting or at the time recorded by the delivery service; or in the case of fax, at the time of transmission. A notice shall have effect from the earlier of its actual or deemed receipt by the addressee. For the purpose of calculating deemed receipt: all references to time are to local time in the place of deemed receipt; and if deemed receipt would occur on a Saturday or Sunday or a public holiday when banks are not open for business, deemed receipt is at 9.00 am on the next business day. A notice required to be given under this Agreement shall not be validly given if sent by e mail. This clause does not apply to the service of any proceedings or other documents in any legal action. Entire Agreement This Agreement (and any document referred to in it) constitutes the whole agreement between the parties and supersedes any previous arrangement, understanding or agreement between them relating to the subject matter of this Agreement. Each party agrees that its only liability in respect of those representations and warranties that are set out in this Agreement (whether made innocently or negligently) shall be for breach of contract. Nothing in this clause 25 shall limit or exclude any liability for fraud.

26Variation No variation or agreed termination of this Agreement shall be effective unless it is in writing and signed by the parties (or their authorised representatives). 27Counterparts This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument. Third Party Rights No person other than a party to this Agreement may enforce any of its terms. Governing Law This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales. The parties irrevocably agree to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this Agreement or its subject matter or formation (including non-contractual disputes or claims). This Agreement has been entered into on the date stated at the beginning of this Agreement.

Executed (but not delivered until the date hereof) as a deed by **4d pharma plc** acting by a director in the presence of:

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Director

Signature of witness

Name LAURENCE PAGE

Address 76 WELLINGTON STREET

LEEDS

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Executed (but not delivered until the date hereof) as a deed by **Alexander James Stevenson** in the presence of:

Signature of witness

Name LAURENCE PAGE

Address 76 WELLINGTON STREET

LEEDS

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